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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)   March 30, 1999
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                                 PROLOGIS TRUST
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             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


         1-12846                                         74-2604728
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


       14100 East 35th Place, Aurora, Colorado                   80011
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       (Address of Principal Executive Offices)                (Zip Code)


                                 (303) 375-9292
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              (Registrant's Telephone Number, Including Area Code)







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Item 5. Other Events

        On March 30, 1999, ProLogis Trust, a Maryland real estate investment trust, announced that the merger of Meridian Industrial Trust, Inc., a Maryland corporation, with and into ProLogis had closed and was to become effective as of that date.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

        (c)  Exhibits.

             2.1 Articles of Merger merging Meridian Industrial Trust, Inc. with and into ProLogis Trust

             3.1 Articles Supplementary with respect to ProLogis' Series E Cumulative Redeemable Preferred Shares of Beneficial Interest

             99.1   Press Release dated March 30, 1999
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PROLOGIS TRUST



Dated: March 30, 1999                 By:  /s/ Edward S. Nekritz
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                                          Edward S. Nekritz
                                          Senior Vice President and Secretary